SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                   FORM 8-K /A
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 March 19, 2004

                          STORAGE COMPUTER CORPORATION
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             (Exact Name of Registrant as specified in its charter)

             DELAWARE                     1-13616                    02-045093
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   (State or other jurisdiction     (Commission File Number)      (IRS Employer
        of incorporation)                                    Identification No.)

         11 Riverside Street, Nashua, NH                     03062-1373
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    (Address of Principal Executive Offices)                 (Zip Code)

                                 (603) 880-3005
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               Registrant's telephone number, including area code:

                                 Not Applicable
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       (Registrant's Name or Former Address, if Change Since Last Report)





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                                EXPLANATORY NOTE
The registrant is filing this amendment No. 1 on Form 8K/A to its Current Report on Form 8K dated March 26, 2004 for the purpose of amending the first paragraph of Item 4. Item 4 of Form 8K is hereby amended and restated in its entirety as follows:



Item 4.    Changes in Registrant's Certifying Accountant.


         After discussions between our management and BDO Seidman, LLP ("BDOS"), BDOS resigned as independent auditor of the Company on March 19, 2004. The resignation was accepted by the Audit Committee of our Board of Directors.

         BDOS's reports on the financial statements for our most recent two fiscal years ended December 31, 2001 and December 31, 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During our two most recent fiscal years ended December 31, 2001 and December 31, 2002, and through the date of this report, there were no disagreements with BDOS on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of BDOS, would have caused BDOS to make reference to the subject matter of the disagreement(s) in connection with its reports. None of the reportable events as defined in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K occurred during our two most recent fiscal years ended December 31, 2001 and December 31, 2002, and through the date of this report.

         We have provided BDOS with a copy of the disclosures made in this Form 8-K. A copy of BDOS's letter, dated May 20, 2004, stating its agreement with the statements made in this Form 8-K, is filed herewith as Exhibit 16.1.

         We have engaged Sullivan Bille PC ("Sullivan Bille") as our new independent auditor, effective March 19, 2004. The decision to engage Sullivan Bille was recommended by the Audit Committee of our Board of Directors and was approved by our Board of Directors.

         During our two most recent fiscal years ended December 31, 2001 and December 31, 2002, and the subsequent interim period commencing December 31, 2002, we did not consult with Sullivan Bille regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5.           Other Events and Required FD Disclosure.


         On March 26, 2004, we issued the following press release announcing the change in our certifying accountant:

"FOR IMMEDIATE RELEASE
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Contacts:

Michael O'Donnell
(603) 880.3005  x303
modonnell@storage.com


                     STORAGE COMPUTER SELECTS NEW AUDIT FIRM

NASHUA, N.H, March 26, 2004 -- Storage Computer Corporation (AMEX: SOS) (www.storage.com), a provider of high-performance storage and data management software, announced today that it will change auditors.

The Company's board of directors accepted the recommendation of the audit committee and appointed the firm of Sullivan Bille PC as the auditors for the Company effective immediately.

The decision to change auditors was not the result of any disagreement between the Company and its previous auditors, BDO Seidman, LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure as more fully described in the Form 8-K Storage Computer filed with the Securities and Exchange Commission today.

Michael O'Donnell, the Company's recently appointed Chief Financial Officer, commented "I am pleased with the audit committee's selection of Sullivan Bille. They are a well-staffed and professional firm that brings audit experience from the high technology and storage industries, which will help make a smooth transition of auditors. Because of the change in auditors, the Company will not be able to complete and file its Annual Report for 2003 on Form 10-K within the time required; it does, however, expect to file its Form 10-K with the SEC on or prior to the April 14, 2004 expiration of the extension period provided under SEC Rule 12b-25."

About Storage Computer Corporation
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Storage Computer Corporation (AMEX:SOS - News), delivers high performance storage management solutions, develops and manufactures software-driven, multi-host storage solutions for powering advanced business applications. Based on open system commodity hardware components and architectures, Storage Computer's high-bandwidth storage technologies supports a great variety of applications, including advanced database activities, interactive multi-media, multi-cast video content, medical imaging and more. Company information may be found at http://www.storage.com.

         This press release may contain forward-looking statements to future events or future financial performance that involves risks and uncertainties. These statements are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. These statements are only predictions and actual results could differ materially from those anticipated in these statements based upon a number of factors including those uncertainties and risk factors detailed from time to time in reports filed by Storage."

Item 7.       Financial Statements, Proforma Financial Information and Exhibits.

         (a)  Not applicable.
         (b)  Not applicable.
         (c)  Exhibits

      16.1* - Letter of BDO Seidman, LLP regarding change in certifying accountant.

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* Furnished herewith




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2004           STORAGE COMPUTER CORPORATION


                           By: /s/ Theodore J. Goodlander
                               --------------------------
                          Name:   Theodore J. Goodlander
                         Title:   Chief Executive Officer